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                               TEREX CORPORATION,
                                    as Issuer

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,
                            as Subsidiary Guarantors

                                       and

                              THE BANK OF NEW YORK,
        (as successor trustee to United States Trust Company of New York)


                        ---------------------------------

                          FOURTH SUPPLEMENTAL INDENTURE

                          Dated as of November 25, 2003

                        --------------------------------


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


                          FOURTH SUPPLEMENTAL INDENTURE

     FOURTH SUPPLEMENTAL INDENTURE, dated as of November 25, 2003, among TEREX CORPORATION, a Delaware corporation (the "Company"), the Subsidiary Guarantors listed on the signature pages hereto and THE BANK OF NEW YORK (AS SUCCESSOR TRUSTEE TO UNITED STATES TRUST COMPANY OF NEW YORK), a New York corporation, as trustee (the "Trustee").

     WHEREAS, the Company, and Terex Cranes, Inc., Koehring Cranes, Inc., PPM Cranes, Inc., Payhauler Corp., Terex-Telelect Inc., Terex Aerials, Inc., Terex-Ro Corporation, Terex Mining Equipment, Inc. and The American Crane Corporation, as guarantors (collectively, the "Original Guarantors"), and the Trustee are parties to an Indenture, dated as of March 29, 2001, as amended by First Supplemental Indenture dated as of October 1, 2001 as amended by Second Supplemental Indenture dated as of September 30, 2002 and as further amended by Third Supplemental Indenture dated as of March 31, 2003 (said Indenture, as it may heretofore or hereafter from time to time be amended, the "Indenture") providing for the issuance of the Company's 10-3/8% Senior Subordinated Notes due 2011 (the "Notes");

     WHEREAS, the Company has acquired all of the outstanding capital stock of Terex Financial Services, Inc., Terex Utilities South, Inc. and Spinnaker Insurance Company (collectively referred to as the "New Guarantors" and individually as a "New Guarantor");

     WHEREAS, pursuant to the terms of the Indenture, the New Guarantors have become Restricted Subsidiaries organized under the laws of the United States and, as such, the Company is required to cause the New Guarantors to execute and deliver a supplemental indenture and the Subsidiary Guarantee endorsed on the Notes; and

     WHEREAS, the Company, the Original Guarantors and the Trustee desire to amend the Indenture to add each of the New Guarantors as a Subsidiary Guarantor under the Indenture.

     NOW, THEREFORE, the Company, the Original Guarantors, the New Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes.

                                   Article 1

                           AMENDMENT TO THE INDENTURE

     Section 1.01 . Each New Guarantor shall hereby become a Subsidiary Guarantor under the Indenture effective as of the date hereof, and as such shall be entitled to all the benefits and be subject to all the obligations, of a Subsidiary Guarantor thereunder. Each New Guarantor agrees to be bound by all those provisions of the Indenture binding upon a Subsidiary Guarantor.

                                   Article 2

                                  MISCELLANEOUS

     Section 2.01 . The supplement to the Indenture effected hereby shall be binding upon all Holders of the Notes, their transferees and assigns. All Notes issued and outstanding on the date hereof shall be deemed to incorporate by reference or include the supplement to the Indenture effected hereby.

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

     Section 2.02 . All terms used in this Fourth Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless the context of this Fourth Supplemental Indenture otherwise requires.

     Section 2.03 . This Fourth Supplemental Indenture shall become a binding agreement between the parties when counterparts hereof shall have been executed and delivered by each of the parties hereto.

     Section 2.04 . This Fourth Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

     Section 2.05 . This Fourth Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same amendment.

     Section 2.06 . The recitals contained in this Fourth Supplemental Indenture are made by the Company and not by the Trustee and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect thereof as fully and with like effect as if set forth herein in full.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first above written.




ATTEST:                                     TEREX CORPORATION



-----------------------------               By:-----------------------------
Jeffrey A. Gershowitz                       Name:  Eric I Cohen
Assistant Secretary                         Title: Senior Vice President




                                            THE BANK OF NEW YORK, AS SUCCESSOR
                                            TRUSTEE TO UNITED STATES TRUST
ATTEST:                                     COMPANY OF NEW YORK


-----------------------------               By:-----------------------------
                                            Name:
                                            Title:

                (Signature Page to Fourth Supplemental Indenture)



                             SUBSIDIARY GUARANTORS:



                                             KOEHRING CRANES, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             PAYHAULER CORP.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             PPM CRANES, INC.


                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             TEREX CRANES, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             TEREX MINING EQUIPMENT, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President

                (Signature Page to Fourth Supplemental Indenture)



                                             TEREX-RO CORPORATION



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             TEREX-TELELECT, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             THE AMERICAN CRANE CORPORATION



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                            O&K ORENSTEIN & KOPPEL, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             AMIDA INDUSTRIES, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             CEDARAPIDS, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President

                (Signature Page to Fourth Supplemental Indenture)



                                             STANDARD HAVENS, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Senior Vice President



                                             STANDARD HAVENS PRODUCTS, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             BL-PEGSON (USA), INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             BENFORD AMERICA, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             COLEMAN ENGINEERING, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             EARTHKING, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Secretary

                (Signature Page to Fourth Supplemental Indenture)



                                             FINLAY HYDRASCREEN USA, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             POWERSCREEN HOLDINGS USA, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             POWERSCREEN INTERNATIONAL LLC
                                             by Powerscreen North America, Inc.,
                                             its Managing Member



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             POWERSCREEN NORTH AMERICA, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             POWERSCREEN USA, LLC
                                             by Powerscreen Holding USA Inc.,
                                             its Managing Member



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             ROYER INDUSTRIES, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Secretary

                (Signature Page to Fourth Supplemental Indenture)


                                             TEREX BARTELL, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             CMI TEREX CORPORATION



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             CMIOIL CORPORATION



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             PRODUCT SUPPORT, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             SCHAEFF INCORPORATED



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             FUCHS TEREX, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                            TELELECT SOUTHEAST DISTRIBUTION,INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President

                (Signature Page to Fourth Supplemental Indenture)



                                             UTILITY EQUIPMENT, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             TEREX ADVANCE MIXER, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             TEREX UTILITIES, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             GENIE HOLDINGS, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             GENIE ACCESS SERVICES, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             GENIE INDUSTRIES, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President




                                             GENIE FINANCIAL SERVICES, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President

                (Signature Page to Fourth Supplemental Indenture)



                                             GFS NATIONAL, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             GENIE MANUFACTURING, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             GENIE CHINA, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             GENIE INTERNATIONAL, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             LEASE SERVICING & FUNDING CORP.


                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             GFS COMMERCIAL LLC
                                             by GFS National, Inc.,
                                             its Managing Member



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President

                (Signature Page to Fourth Supplemental Indenture)



                                             GO CREDIT CORPORATION



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             CMI DAKOTA COMPANY



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             TEREX FINANCIAL SERVICES, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             TEREX UTILITIES SOUTH, INC.



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President



                                             SPINNAKER INSURANCE COMPANY



                                             By:_____________________
                                             Name:  Eric I Cohen
                                             Title:  Vice President


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